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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):   April 30, 1998
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                               TWINLAB CORPORATION
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             (Exact name of registrant as specified in its charter)

            Delaware                    0-21003              11-3317986
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(State or other jurisdiction of   (Commission file number)   (I.R.S. employer
 incorporation or organization)                             identification no.)


       150 Motor Parkway, Hauppauge, New York              11778
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  (Address of principal executive offices)               (Zip code)


Registrant's telephone number, including area code:       (516) 467-3140
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                2120 Smithtown Avenue, Ronkonkoma, New York 11779
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         (Former name or former address, if changed since last report)


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

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On April 30, 1998, Twinlab Corporation ("Twinlab" or the "Company") completed the acquisition of substantially all of the assets and assumed certain liabilities of the Bronson division ("Bronson") of Jones Medical Industries, Inc. ("Jones") (the "Acquisition"). The purchase price for the Acquisition was $55.0 million in cash, subject to certain post-closing adjustments. The purchase price was funded with a portion of the net proceeds from the sale by the Company of 4,228,749 shares common stock in a public offering consummated in April, 1998.

         Bronson manufactures, markets and distributes a line of over 350 vitamins, herbs, nutritional supplements and health and beauty aids, which are sold under the Bronson(R) name through catalogs and direct mailings to customers, including healthcare and nutritional professionals and mail order and retail customers. Bronson also markets its MD Pharmaceutical(R) brand exclusively to United States military commissaries.

         Bronson's products, as well as private label nutritional supplements of other companies, are manufactured in a 30,000 square foot facility in Tempe, Arizona, which is included in the assets the Company acquired from Jones. The Company presently intends to use the plant to manufacture Bronson's products and to manufacture nutritional supplements of other companies on a contract manufacturing basis.

         Pursuant to a Transition Services Agreement entered into by Jones, Twin Laboratories Inc. ("Twin Laboratories"), a wholly owned subsidiary of the Company, and Bronson Laboratories, Inc. ("BLI"), a wholly owned subsidiary of Twin Laboratories, Jones will continue to provide sales services and packaging and distribution operations for Bronson through December 31, 1998.


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


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         It is presently impracticable to provide the financial statements required to be included in the Current Report on Form 8-K with respect to the business acquired. Such financial statements will be filed under cover of Form 8-K/A as soon as practicable.

         (b) PRO FORMA FINANCIAL INFORMATION.

         It is presently impracticable to provide the pro forma financial information required to be included in this Current Report on Form 8-K with respect to the business required. Such pro forma financial information will be filed under cover of Form 8-K/A as soon as practicable.

         (c) EXHIBITS.

         Asset Purchase Agreement, dated as of March 17, 1998 by and among Jones, JMI-Phoenix Laboratories, Inc. BLI and Twin Laboratories.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



May 12, 1998                                 TWINLAB CORPORATION



                                             By:   /s/ Brian Blechman
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                                                   Brian Blechman
                                                   Executive Vice President


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